UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2009

J.W. Mays, Inc.
(Exact name of Registrant as specified in its charter)

New York	1-3647	11-1059070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9 Bond Street, Brooklyn, New York		11201-5805
(Address of principal executive offices)		(Zip Code)

(718) 624-7400
(Registrant’s telephone number, including are code)

Check the appropriate box below if the From 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR-240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

5.02(b). On January 1, 2009, Mrs. Sylvia W. Shulman informed J. W. Mays, Inc. (the “Company”) and the Board of Directors of the Company that she was resigning from the Board of Directors effective January 1, 2009. Mrs. Shulman did not resign as the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. The Company's Board of Directors has no immediate plans to appoint a replacement for Mrs. Shulman.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

J.W. MAYS, INC.
(Registrant)

Dated: January 6, 2009	By:	/s/ Mark Greenblatt
Mark Greenblatt
Vice President
Principal Financial Officer